                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-772

                         RIVERSOURCE EQUITY SERIES, INC.
               (Exact name of registrant as specified in charter)

         50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474
               (Address of principal executive offices) (Zip code)

   Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (612) 671-1947

Date of fiscal year end: 11/30

Date of reporting period: 5/31

Semiannual Report

                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE(R)
MID CAP GROWTH FUND

SEMIANNUAL REPORT FOR
THE PERIOD ENDED
MAY 31, 2007


RIVERSOURCE MID CAP GROWTH FUND
SEEKS TO PROVIDE SHAREHOLDERS WITH
GROWTH OF CAPITAL.

TABLE OF CONTENTS

Fund Snapshot.......................      3

Performance Summary.................      5

Questions & Answers
   with Portfolio Management........      7

Fund Expenses Example...............     12

Investments in Securities...........     14

Financial Statements................     18

Notes to Financial Statements.......     22

Approval of Investment Management
   Services Agreement...............     39

Proxy Voting........................     41

          (DALBAR LOGO)

The RiverSource mutual fund
shareholder reports have been
awarded the Communications Seal
from Dalbar Inc., an independent
financial services research firm.
The Seal recognizes communications
demonstrating a level of
excellence in the industry.

--------------------------------------------------------------------------------

 2 RIVERSOURCE MID CAP GROWTH FUND -- 2007 SEMIANNUAL REPORT

FUND SNAPSHOT AT MAY 31, 2007

FUND OBJECTIVE

RiverSource Mid Cap Growth Fund seeks to provide shareholders with growth of capital.

SECTOR BREAKDOWN*

Percentage of portfolio assets

                                  (PIE CHART)

Other(1)                                                       14.6%
Energy                                                          9.1%
Financials                                                      9.2%
Industrials                                                    11.3%
Information Technology                                         29.3%
Health Care                                                    15.0%
Consumer Discretionary                                         11.5%

 * Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.
(1) Includes Telecommunication Services 4.2%, Consumer Staples 3.1%, Materials 2.5%, Utilities 1.7% and Cash & Cash Equivalents(2) 3.1%.
(2) Of the 3.1%, 1.6% is due to security lending activity and 1.5% is the Fund's cash equivalent position.

TOP TEN HOLDINGS

Percentage of portfolio assets

TD Ameritrade Holding                 2.3%
St. Jude Medical                      2.2%
Advent Software                       2.2%
Maxim Integrated Products             2.0%
T Rowe Price Group                    1.9%
VeriSign                              1.8%
Endo Pharmaceuticals Holdings         1.6%
Electronic Arts                       1.5%
American Tower Cl A                   1.4%
Newfield Exploration                  1.3%

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Investments in mid-capitalization companies often involve greater risks and potential volatility than investments in larger, more established companies.

--------------------------------------------------------------------------------

                    RIVERSOURCE MID CAP GROWTH FUND -- 2007 SEMIANNUAL REPORT  3

FUND SNAPSHOT AT MAY 31, 2007

STYLE MATRIX


          STYLE
VALUE    BLEND    GROWTH
                           LARGE
                   X       MEDIUM        SIZE
                           SMALL

Shading within the style matrix indicates areas in which the Fund generally invests.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and serves as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.
PORTFOLIO MANAGERS

                           YEARS IN INDUSTRY
John Schonberg, CFA               19
Sam Murphy(*)                     18
Mike Marzolf(*)                    9
(*) Began managing the Fund on June 20,
    2007.

FUND FACTS

                        TICKER SYMBOL   INCEPTION DATE
Class A                     INVPX          06/04/57
Class B                     IDQBX          03/20/95
Class C                     AESCX          06/26/00
Class I                     AQUIX          03/04/04
Class R4(1)                 IESYX          03/20/95
(1) Effective Dec. 11, 2006, Class Y was renamed Class
    R4.
Total net assets                        $1.177 billion
Number of holdings                              143

--------------------------------------------------------------------------------

 4 RIVERSOURCE MID CAP GROWTH FUND -- 2007 SEMIANNUAL REPORT

PERFORMANCE SUMMARY

                             PERFORMANCE COMPARISON
                  For the six-month period ended May 31, 2007

                                  (BAR CHART)

RiverSource Mid Cap Growth Fund Class A (excluding
  sales charge)                                       +12.45%

Russell Midcap(R) Growth Index(1) (unmanaged)         +11.91%

Lipper Mid-Cap Growth Funds Index(2)                  +15.08%

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.

(1) The Russell Midcap Growth Index, an unmanaged index, measures the performance of those stocks in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. The stocks in the index are also members of the Russell 1000(R) Growth Index. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Mid-Cap Growth Funds Index includes the 30 largest mid-cap growth funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.

ANNUAL OPERATING EXPENSE RATIO (AS OF THE CURRENT PROSPECTUS)

                                                  TOTAL                   NET EXPENSES(A)
Class A                                           1.12%                        1.12%
Class B                                           1.90%                        1.90%
Class C                                           1.90%                        1.90%
Class I                                           0.69%                        0.69%
Class R4(b)                                       0.99%                        0.97%

(a) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Nov. 30, 2007, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses, before giving effect to any performance incentive adjustment (that decreased the management fee by 0.10%), will not exceed 1.07% for Class R4.
(b)  Effective Dec. 11, 2006, Class Y was renamed Class R4.

--------------------------------------------------------------------------------

                    RIVERSOURCE MID CAP GROWTH FUND -- 2007 SEMIANNUAL REPORT  5

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS

AT MAY 31, 2007
                                                                                            SINCE
WITHOUT SALES CHARGE                 6 MONTHS*   1 YEAR    3 YEARS   5 YEARS   10 YEARS   INCEPTION
 Class A (inception 6/4/57)           +12.45%    +16.66%   +10.62%    +7.57%    +8.28%      +9.05%
 Class B (inception 3/20/95)          +11.98%    +15.69%    +9.77%    +6.75%    +7.45%     +10.57%
 Class C (inception 6/26/00)          +11.98%    +15.78%    +9.77%    +6.75%      N/A       +1.63%
 Class I (inception 3/4/04)           +12.72%    +17.25%   +11.15%      N/A       N/A       +9.12%
 Class R4** (inception 3/20/95)       +12.58%    +16.90%   +10.83%    +7.77%    +8.44%     +11.59%

WITH SALES CHARGE
 Class A (inception 6/4/57)            +5.98%     +9.95%    +8.46%    +6.31%    +7.64%      +8.92%
 Class B (inception 3/20/95)           +7.94%    +11.51%    +8.70%    +6.44%    +7.45%     +10.57%
 Class C (inception 6/26/00)          +11.17%    +14.95%    +9.77%    +6.75%      N/A       +1.63%

AT JUNE 30, 2007
                                                                                            SINCE
WITHOUT SALES CHARGE                 6 MONTHS*   1 YEAR    3 YEARS   5 YEARS   10 YEARS   INCEPTION
 Class A (inception 6/4/57)           +11.96%    +15.08%   +9.05%    +9.19%     +7.80%      +9.01%
 Class B (inception 3/20/95)          +11.49%    +14.20%   +8.20%    +8.33%     +6.97%     +10.39%
 Class C (inception 6/26/00)          +11.49%    +14.20%   +8.20%    +8.33%       N/A       +1.45%
 Class I (inception 3/4/04)           +12.15%    +15.61%   +9.54%      N/A        N/A       +8.52%
 Class R4** (inception 3/20/95)       +12.01%    +15.25%   +9.22%    +9.37%     +7.95%     +11.40%

WITH SALES CHARGE
 Class A (inception 6/4/57)            +5.52%     +8.46%   +6.92%    +7.90%     +7.17%      +8.88%
 Class B (inception 3/20/95)           +6.49%    +10.08%   +7.14%    +8.04%     +6.97%     +10.39%
 Class C (inception 6/26/00)          +10.49%    +13.38%   +8.20%    +8.33%       N/A       +1.45%

Class A share performance reflects the maximum sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I and Class R4 shares. Class I and Class R4 shares are available to institutional investors only.

  * Not annualized.
 ** Effective Dec. 11, 2006, Class Y was renamed Class R4.

--------------------------------------------------------------------------------

 6 RIVERSOURCE MID CAP GROWTH FUND -- 2007 SEMIANNUAL REPORT

QUESTIONS & ANSWERS WITH PORTFOLIO MANAGEMENT

Below, the portfolio management team discusses RiverSource Mid Cap Growth Fund's results and positioning for the six-month period ended May 31, 2007.

Q: How did the Fund perform for the six months ended May 31, 2007?

A: RiverSource Mid Cap Growth Fund advanced 12.45% (Class A shares excluding sales charge) for the six months ended May 31, 2007, outperforming its benchmark, the Russell Midcap Growth Index (Russell Index), which advanced 11.91% for the period. The Fund underperformed its peer group, represented by the Lipper Mid-Cap Growth Funds Index, which was up 15.08% for the same time frame.

Q: What factors most significantly affected the Fund's performance for the period?

A: Stocks performed quite well during the past six months, surprising many investors with the strength of the upside advance. The mid-cap growth universe also rose sharply, with two key trends having significant influence on market results. Cyclical areas such as basic materials and energy performed very well, while more defensive areas such as health care, consumer staples and consumer durables lagged. Secondly, stocks in general, but especially mid-size stocks have seen more merger and acquisition activity as well as an increase in publicly traded companies being taken private.

   The Fund's outperformance of the Russell Index during the six-month period stemmed mainly from favorable results in the financials, health care and consumer discretionary sectors.

   In financials, the portfolio had a smaller weighting than the Russell Index, which was beneficial as the financials sector was the second weakest Russell Index segment. Overall, the Fund's financial holdings outperformed their peers in the Russell Index. Online brokerage firm TD Ameritrade Holding was a key contributor. Given an unfavorable outlook for banks and attractive historical valuations for online brokers, we saw companies such as TD Ameritrade Holding as potential recipients of new assets. Though our thesis hasn't played out yet, takeover speculation has driven up on TD Ameritrade's stock price.

--------------------------------------------------------------------------------

                    RIVERSOURCE MID CAP GROWTH FUND -- 2007 SEMIANNUAL REPORT  7

QUESTIONS & ANSWERS

   In the health care segment, stock selection added to returns. Examples of strong performers include Dendrite, a pharmaceutical sales support company that was acquired, pharmacy benefits manager Express Scripts and medical device maker St. Jude Medical. Many investors were concerned about Express Scripts when its competitor Caremark was acquired by pharmacy chain CVS. Our research suggested Express Scripts could win some customers in the wake of the merger and that a wave of drugs coming off patent would be advantageous. St. Jude Medical suffered from concerns about growth in the defibrillator market, which we considered a short-term issue. As people regained confidence in the defibrillator market, St. Jude performed well. In our view, these were quality companies with strong market positions and healthy long-term growth rates and we thought Wall Street was too focused on short-term issues. Results over the past six months validated our view.

   THE FUND'S OUTPERFORMANCE OF THE RUSSELL INDEX DURING THE SIX-MONTH PERIOD STEMMED MAINLY FROM FAVORABLE RESULTS IN THE FINANCIALS, HEALTH CARE AND CONSUMER DISCRETIONARY SECTORS.

   The portfolio had a smaller consumer discretionary position than the Russell Index, which was advantageous. Consumer discretionary was one of the weaker performing sectors within the Index. Stock selection in the sector was also advantageous.

   The most meaningful detractor was the Fund's technology positioning. Although stock selection within the sector was good, technology was the worst performing sector in the Russell Index and the Fund's weighting was significantly larger than that of the Russell Index. We had positioned the Fund in anticipation of the technology turnaround because we see a number of potential drivers for stronger technology results and think technology will be one of the better performing sectors at year-end 2007. A personal computer upgrade cycle appears imminent as businesses and consumers adopt Microsoft's Vista operating system. Additionally, value managers who don't typically invest significantly in technology stocks are attracted to the free cash flow yields and strong earnings growth potential in these stocks.

--------------------------------------------------------------------------------

 8 RIVERSOURCE MID CAP GROWTH FUND -- 2007 SEMIANNUAL REPORT

QUESTIONS & ANSWERS

   The Fund's energy allocation was similar to that of the Russell Index, but within the sector, the Fund did not own some of the more aggressive companies that performed particularly well during the past six months. As a result, energy stock selection lagged the Russell Index.

Q: What changes were made to the Fund's positioning during the period?

A: Early in the period, we judiciously repositioned the portfolio, increasing the number of holdings, adjusting sector positions and improving the underlying risk profile. These moves have resulted in more consistent performance, less exposure to any individual company and better positioning on a risk-adjusted basis. We remain mindful of tax implications as we continue to actively manage the portfolio.

   During the past six months, we continued to reduce the Fund's allocation to consumer discretionary stocks, while also slightly reducing the health care weighting. We remain concerned that higher interest rates and lower housing prices could hamper consumers' desire and ability to maintain spending. In the health care sector, we continue to favor companies that offer very clear financial benefits to hospitals, due to the increased cost pressures facing the industry.

   We increased the portfolio's financials position, which had been smaller than the Russell Index. Because we believed we were approaching the end of an unfavorable interest rate environment during the period, we established a financials weighting similar to that of the benchmark.

Q: What is your tactical view and how will you position the Fund for the months ahead?

A: In managing the portfolio, we look at how stocks fit into three thematic
   "buckets." First is the secular theme -- stocks we think can appreciate significantly over the next one to three years due to participation in a dominant secular trend. For example, VistaPrint consolidates local printing into an online service for small businesses and home offices. The cost advantage and ongoing move to conduct business over the Internet have enabled this company to grow revenue at 40% a year.

--------------------------------------------------------------------------------

                    RIVERSOURCE MID CAP GROWTH FUND -- 2007 SEMIANNUAL REPORT  9

QUESTIONS & ANSWERS

   The second bucket includes stocks with a cyclical theme and a 12 to 18-month time horizon, which may be benefiting from a new or upgraded product or a macroeconomic event such as interest rate changes. An example is Adobe Systems. After three to four years without a product refresh, Adobe's customer base appears eager to upgrade and the company is scheduled to launch a product in the second half of this year.

   WE THINK THE MID-CAP UNIVERSE COULD BE IN A POSITION TO BENEFIT FROM FERVENT MERGER AND ACQUISITION ACTIVITY IN THE MONTHS AHEAD.

   The opportunistic bucket, which is smaller than the others, includes stocks expected to deliver results within six months due to factors such as positive earnings surprises, anticipated regulatory rulings or acquisitions. As an example, Sirius Satellite Radio and XM Satellite Radio Holdings, the two major satellite radio providers, have announced plans for a beneficial merger. However, the stocks declined on fears the deal will not go through. We think the stocks are down so much that even if the deal doesn't work, further declines are unlikely and if it does succeed, significant upside is possible.

   This thematic approach enables us to diversify the time horizon of the portfolio's holdings. In our view, it is important to hold stocks that may outperform over different periods in order to deliver solid risk-adjusted returns in the near term, with potential outperformance over the long term.

   We anticipate continued strong market results through 2007, though we may see a temporary pause during the summer months. As mentioned, the portfolio has emphasized technology stocks. During past economic cycles, basic materials and industrials stocks have benefited early and then later in the cycle have weakened as companies increase capital spending on technology and other productivity enhancing areas. We believe technology can outperform in the latter part of this economic expansion.

--------------------------------------------------------------------------------

 10 RIVERSOURCE MID CAP GROWTH FUND -- 2007 SEMIANNUAL REPORT

QUESTIONS & ANSWERS

   We think the mid-cap universe could be in a position to benefit from fervent merger and acquisition activity in the months ahead. Mid-cap companies are desirable acquisitions for large-cap companies and for private equity investors because they are often perceived to offer faster growth than larger companies with more proven growth rates than small-cap companies.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource Fund.

--------------------------------------------------------------------------------

                   RIVERSOURCE MID CAP GROWTH FUND -- 2007 SEMIANNUAL REPORT  11

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the acquired funds expense ratio as of the most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended May 31, 2007.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------

 12 RIVERSOURCE MID CAP GROWTH FUND -- 2007 SEMIANNUAL REPORT

                             BEGINNING        ENDING         EXPENSES
                           ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING     ANNUALIZED
                           DEC. 1, 2006    MAY 31, 2007    THE PERIOD(A)   EXPENSE RATIO
 Class A
   Actual(b)                  $1,000         $1,124.50         $5.67           1.07%
   Hypothetical
   (5% return before
   expenses)                  $1,000         $1,019.60         $5.39           1.07%
 Class B
   Actual(b)                  $1,000         $1,119.80         $9.67           1.83%
   Hypothetical
   (5% return before
   expenses)                  $1,000         $1,015.81         $9.20           1.83%
 Class C
   Actual(b)                  $1,000         $1,119.80         $9.67           1.83%
   Hypothetical
   (5% return before
   expenses)                  $1,000         $1,015.81         $9.20           1.83%
 Class I
   Actual(b)                  $1,000         $1,127.20         $3.71            .70%
   Hypothetical
   (5% return before
   expenses)                  $1,000         $1,021.44         $3.53            .70%
 Class R4
   Actual(b)                  $1,000         $1,125.80         $4.82(c)         .91%
   Hypothetical
   (5% return before
   expenses)                  $1,000         $1,020.39         $4.58(c)         .91%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended May 31, 2007: +12.45% for Class A, +11.98% for Class B, +11.98% for Class C, +12.72% for Class I and +12.58% for Class R4.
(c) In September 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from an account-based fee to an asset-based fee, and adopting a plan administration services agreement. In addition, the investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Nov. 30, 2007, unless sooner terminated at the discretion of the Fund's Board, such that net expenses, (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.07% for Class R4. Any amounts waived will not be reimbursed by the Fund. These changes were effective Dec. 11, 2006. If these changes had been in place for the entire six month period ended May 31, 2007, the actual and hypothetical expenses paid for Class R4 would have been the same as those expenses presented in the table above.

--------------------------------------------------------------------------------

                   RIVERSOURCE MID CAP GROWTH FUND -- 2007 SEMIANNUAL REPORT  13

INVESTMENTS IN SECURITIES

MAY 31, 2007 (UNAUDITED)
(Percentages represent value of investments compared to net assets)

COMMON STOCKS (98.3%)
ISSUER                                            SHARES                   VALUE(A)
AEROSPACE & DEFENSE (1.7%)
Cubic                                               136,374              $3,427,079
Precision Castparts                                  45,611               5,453,251
Rockwell Collins                                    161,725              11,429,106
                                                                    ---------------
Total                                                                    20,309,436
-----------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (0.7%)
CH Robinson Worldwide                                56,684               3,071,139
UTI Worldwide                                       193,032(c)            5,402,966
                                                                    ---------------
Total                                                                     8,474,105
-----------------------------------------------------------------------------------

AIRLINES (1.0%)
Southwest Airlines                                  793,004              11,347,887
-----------------------------------------------------------------------------------

AUTOMOBILES (0.7%)
Harley-Davidson                                     132,389               8,087,644
-----------------------------------------------------------------------------------

BEVERAGES (0.7%)
Hansen Natural                                       30,027(b)            1,195,075
Pepsi Bottling Group                                196,986               6,892,540
                                                                    ---------------
Total                                                                     8,087,615
-----------------------------------------------------------------------------------

BIOTECHNOLOGY (3.6%)
Amylin Pharmaceuticals                              189,106(b)            8,746,153
Applera-Celera Group                                735,945(b,g)          9,824,865
Biogen Idec                                         125,962(b)            6,577,736
Cephalon                                             61,472(b)            5,102,791
OSI Pharmaceuticals                                 163,874(b)            6,187,882
Vertex Pharmaceuticals                              200,630(b)            5,990,812
                                                                    ---------------
Total                                                                    42,430,239
-----------------------------------------------------------------------------------

CAPITAL MARKETS (6.6%)
E*TRADE Financial                                   332,431(b)            7,961,722
Fortress Investment Group LLC Cl A                   44,803(d)            1,200,720
Legg Mason                                           72,515               7,326,190
Northern Trust                                      172,622              11,234,240
T Rowe Price Group                                  444,192              22,809,259
TD Ameritrade Holding                             1,335,043(b)           27,408,434
                                                                    ---------------
Total                                                                    77,940,565
-----------------------------------------------------------------------------------

CHEMICALS (0.9%)
Sigma-Aldrich                                       232,503              10,062,730
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

COMMERCIAL BANKS (0.5%)
TCF Financial                                       219,975              $6,209,894
-----------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (2.7%)
Cintas                                              307,976              11,813,960
Monster Worldwide                                   192,945(b)            9,108,933
Robert Half Intl                                    310,220              10,901,131
                                                                    ---------------
Total                                                                    31,824,024
-----------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (2.4%)
Ciena                                               200,115(b)            6,867,947
F5 Networks                                          71,479(b)            5,808,384
Foundry Networks                                    185,775(b)            2,987,262
Juniper Networks                                    449,595(b,d)         10,974,613
Polycom                                              67,490(b)            2,140,783
                                                                    ---------------
Total                                                                    28,778,989
-----------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (2.1%)
Network Appliance                                   382,923(b)           12,326,291
Qimonda ADR                                         178,225(b,c)          2,662,682
SanDisk                                             230,449(b)           10,036,054
                                                                    ---------------
Total                                                                    25,025,027
-----------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (1.3%)
Fluor                                                84,904               8,838,506
Foster Wheeler                                       60,048(b)            6,217,370
                                                                    ---------------
Total                                                                    15,055,876
-----------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (0.6%)
Martin Marietta Materials                            48,604               7,555,006
-----------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES (0.4%)
Strayer Education                                    36,631               4,584,736
-----------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (0.7%)
NYSE Euronext                                       101,816(b)            8,458,873
-----------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (1.1%)
Level 3 Communications                              826,840(b)            4,812,209
Time Warner Telecom Cl A                            394,579(b)            7,639,049
                                                                    ---------------
Total                                                                    12,451,258
-----------------------------------------------------------------------------------

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 14 RIVERSOURCE MID CAP GROWTH FUND -- 2007 SEMIANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

ELECTRIC UTILITIES (0.4%)
Allegheny Energy                                     80,742(b)           $4,310,815
-----------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (1.3%)
Hubbell Cl B                                        173,541               9,775,565
Rockwell Automation                                  89,088               6,062,438
                                                                    ---------------
Total                                                                    15,838,003
-----------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.8%)
Amphenol Cl A                                        82,329               2,945,732
Molex                                               217,914               6,480,762
                                                                    ---------------
Total                                                                     9,426,494
-----------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (4.8%)
BJ Services                                         451,675              13,247,628
ENSCO Intl                                          243,144              14,727,232
Helmerich & Payne                                    88,451               2,997,604
Natl Oilwell Varco                                   62,853(b)            5,936,466
Patterson-UTI Energy                                116,717               3,083,663
Smith Intl                                          175,886               9,763,432
TETRA Technologies                                  220,655(b)            6,162,894
                                                                    ---------------
Total                                                                    55,918,919
-----------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.6%)
Whole Foods Market                                  160,760(d)            6,607,236
-----------------------------------------------------------------------------------

FOOD PRODUCTS (1.9%)
Hershey                                             152,703               8,048,975
HJ Heinz                                            128,547               6,116,266
WM Wrigley Jr                                       145,647               8,534,915
                                                                    ---------------
Total                                                                    22,700,156
-----------------------------------------------------------------------------------

GAS UTILITIES (0.5%)
Questar                                              55,121               5,953,619
-----------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (3.3%)
Hologic                                              56,427(b)            3,052,136
ResMed                                              215,940(b)            9,734,575
St. Jude Medical                                    615,014(b)           26,254,948
                                                                    ---------------
Total                                                                    39,041,659
-----------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (2.6%)
Express Scripts                                      65,005(b)            6,637,011
Humana                                              186,264(b)           11,557,681
Lincare Holdings                                    247,170(b)            9,909,045
Patterson Companies                                  80,531(b)            3,021,523
                                                                    ---------------
Total                                                                    31,125,260
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

HEALTH CARE TECHNOLOGY (0.5%)
Cerner                                              104,897(b)           $5,959,199
-----------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (3.4%)
Brinker Intl                                        170,645               5,453,814
Hilton Hotels                                       235,052               8,356,099
Intl Game Technology                                172,300               6,924,737
Panera Bread Cl A                                   188,973(b)           10,652,408
Starwood Hotels & Resorts Worldwide                 113,842               8,204,593
                                                                    ---------------
Total                                                                    39,591,651
-----------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.5%)
Centex                                               49,479               2,392,804
Harman Intl Inds                                     32,559               3,863,126
                                                                    ---------------
Total                                                                     6,255,930
-----------------------------------------------------------------------------------

INDEPENDENT POWER PRODUCERS & ENERGY
TRADERS (0.8%)
AES                                                 416,510(b)            9,883,782
-----------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (4.1%)
Akamai Technologies                                 109,118(b)            4,824,107
Ariba                                               795,955(b)            7,410,341
VeriSign                                            712,861(b)           21,264,643
VistaPrint                                          369,579(b)           14,809,031
                                                                    ---------------
Total                                                                    48,308,122
-----------------------------------------------------------------------------------

IT SERVICES (1.8%)
Fiserv                                               62,959(b)            3,730,321
Paychex                                             143,804               5,809,682
VeriFone Holdings                                   336,745(b)           11,661,479
                                                                    ---------------
Total                                                                    21,201,482
-----------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (1.2%)
Invitrogen                                           80,752(b)            5,849,675
Techne                                              145,292(b)            8,672,479
                                                                    ---------------
Total                                                                    14,522,154
-----------------------------------------------------------------------------------

MACHINERY (1.5%)
ITT                                                  73,736               4,962,433
Joy Global                                          222,169              12,581,430
                                                                    ---------------
Total                                                                    17,543,863
-----------------------------------------------------------------------------------

                                            See accompanying notes to
investments in securities.
--------------------------------------------------------------------------------

                   RIVERSOURCE MID CAP GROWTH FUND -- 2007 SEMIANNUAL REPORT  15

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

MEDIA (2.3%)
Lamar Advertising Cl A                               73,696(d)           $4,827,088
Sirius Satellite Radio                            5,164,267(b,d)         15,131,302
XM Satellite Radio Holdings Cl A                    595,171(b)            6,892,080
                                                                    ---------------
Total                                                                    26,850,470
-----------------------------------------------------------------------------------

METALS & MINING (1.1%)
Allegheny Technologies                               53,487               6,182,562
Freeport-McMoRan Copper & Gold                       83,752               6,591,283
                                                                    ---------------
Total                                                                    12,773,845
-----------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (4.5%)
Denbury Resources                                   323,688(b)           11,736,927
El Paso                                             481,374               8,202,613
Murphy Oil                                           63,308               3,735,172
Newfield Exploration                                320,217(b)           15,383,224
Southwestern Energy                                  76,488(b)            3,640,829
Williams Companies                                  341,455              10,844,611
                                                                    ---------------
Total                                                                    53,543,376
-----------------------------------------------------------------------------------

PHARMACEUTICALS (3.9%)
Allergan                                            105,089              13,086,733
Endo Pharmaceuticals Holdings                       525,726(b)           18,568,642
Forest Laboratories                                 104,598(b)            5,304,165
Sepracor                                            187,646(b)            9,138,360
                                                                    ---------------
Total                                                                    46,097,900
-----------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (0.7%)
Alexandria Real Estate Equities                      27,777               2,922,140
Camden Property Trust                                39,266               2,931,207
Federal Realty Investment Trust                      33,441               2,963,542
                                                                    ---------------
Total                                                                     8,816,889
-----------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.7%)
St. Joe                                             164,376(d)            8,603,440
-----------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (8.1%)
Analog Devices                                       72,357               2,620,047
Broadcom Cl A                                        85,716(b)            2,619,481
FormFactor                                           67,653(b)            2,691,236
Hittite Microwave                                   103,697(b)            4,215,283

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (CONT.)
KLA-Tencor                                          242,216             $13,317,036
Kulicke & Soffa Inds                                634,973(b)            6,076,692
Marvell Technology Group                            352,897(b,c)          5,547,541
Maxim Integrated Products                           779,506              23,969,809
Microchip Technology                                362,142              14,695,722
Micron Technology                                   919,757(b)           11,202,640
NVIDIA                                              178,745(b)            6,197,089
Rambus                                               87,475(b)            1,651,528
                                                                    ---------------
Total                                                                    94,804,104
-----------------------------------------------------------------------------------

SOFTWARE (10.5%)
Adobe Systems                                       138,634(b)            6,110,987
Advent Software                                     723,389(b)           26,078,172
BEA Systems                                         996,262(b)           12,801,967
BMC Software                                        107,005(b)            3,546,146
Business Objects ADR                                182,021(b,c)          7,482,883
Citrix Systems                                      394,357(b)           13,254,339
Electronic Arts                                     368,762(b)           18,021,398
Fair Isaac                                          317,909              12,032,856
Intuit                                               94,575(b)            2,884,538
Lawson Software                                     629,477(b)            5,778,599
NAVTEQ                                              261,384(b)           11,195,077
TIBCO Software                                      321,571(b)            2,900,570
                                                                    ---------------
Total                                                                   122,087,532
-----------------------------------------------------------------------------------

SPECIALTY RETAIL (4.0%)
Abercrombie & Fitch Cl A                            113,775               9,403,504
Coldwater Creek                                     263,809(b)            6,555,654
GameStop Cl A                                       311,272(b)           11,510,839
Limited Brands                                      177,691               4,664,389
TJX Companies                                       288,724               8,075,610
United Auto Group                                   143,076               3,180,579
Urban Outfitters                                    121,347(b)            3,225,403
                                                                    ---------------
Total                                                                    46,615,978
-----------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.4%)
Coach                                                61,011(b)            3,133,525
Quiksilver                                          139,797(b)            1,972,536
                                                                    ---------------
Total                                                                     5,106,061
-----------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (1.2%)
Fastenal                                            322,884              13,993,793
-----------------------------------------------------------------------------------

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 16 RIVERSOURCE MID CAP GROWTH FUND -- 2007 SEMIANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

WIRELESS TELECOMMUNICATION SERVICES (3.2%)
American Tower Cl A                                 388,985(b)          $16,796,372
Crown Castle Intl                                   107,448(b)            3,956,235
NII Holdings                                        124,982(b)           10,182,284
SBA Communications Cl A                             197,324(b)            6,340,020
                                                                    ---------------
Total                                                                    37,274,911
-----------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $1,018,815,271)                                               $1,157,440,547
-----------------------------------------------------------------------------------

MONEY MARKET FUND (3.1%)(e)
                                               SHARES                      VALUE(A)
RiverSource Short-Term Cash Fund                 36,077,329(f)          $36,077,329
-----------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $36,077,329)                                                     $36,077,329
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $1,054,892,600)(h)                                            $1,193,517,876
===================================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At May 31, 2007, the value of foreign securities represented 1.8% of net assets.

(d) At May 31, 2007, security was partially or fully on loan. See Note 5 to the financial statements.

(e) Cash collateral received from security lending activity is invested in an affiliated money market fund and represents 1.6% of net assets. See Note 5 to the financial statements. 1.5% of net assets is the Fund's cash equivalent position.

(f)  Affiliated Money Market Fund -- See Note 6 to the financial statements.

(g) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(h) At May 31, 2007, the cost of securities for federal income tax purposes was approximately $1,054,893,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                           $164,511,000
Unrealized depreciation                                            (25,886,000)
------------------------------------------------------------------------------
Net unrealized appreciation                                       $138,625,000
------------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.

--------------------------------------------------------------------------------

                   RIVERSOURCE MID CAP GROWTH FUND -- 2007 SEMIANNUAL REPORT  17

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 2007 (UNAUDITED)

ASSETS
Investments in securities, at value (Note 1)
   Unaffiliated issuers* (identified cost $1,018,815,271)       $1,157,440,547
   Affiliated money market fund (identified cost
      $36,077,329) (Note 6)                                         36,077,329
------------------------------------------------------------------------------
Total investments in securities (identified cost
   $1,054,892,600)                                               1,193,517,876
Capital shares receivable                                               45,130
Dividends and accrued interest receivable                              388,130
Receivable for investment securities sold                           25,905,096
------------------------------------------------------------------------------
Total assets                                                     1,219,856,232
------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                 195,756
Payable for investment securities purchased                         23,564,823
Payable upon return of securities loaned (Note 5)                   18,765,000
Accrued investment management services fee                              22,315
Accrued distribution fee                                               258,963
Accrued transfer agency fee                                              1,261
Accrued administrative services fee                                      1,808
Accrued plan administration services fee                                 5,452
Other accrued expenses                                                 128,652
------------------------------------------------------------------------------
Total liabilities                                                   42,944,030
------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock              $1,176,912,202
==============================================================================

--------------------------------------------------------------------------------

 18 RIVERSOURCE MID CAP GROWTH FUND -- 2007 SEMIANNUAL REPORT

MAY 31, 2007 (UNAUDITED)

REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                        $      990,814
Additional paid-in capital                                         882,648,525
Net operating loss                                                    (263,392)
Accumulated net realized gain (loss)                               154,910,979
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign
   currencies                                                      138,625,276
------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
   capital stock                                                $1,176,912,202
==============================================================================

Net assets applicable to outstanding
   shares:                                   Class A                          $928,549,605
                                             Class B                          $170,563,583
                                             Class C                          $  7,499,060
                                             Class I                          $ 46,296,303
                                             Class R4                         $ 24,003,651
Net asset value per share of outstanding
   capital stock:                            Class A shares     76,646,779    $      12.11
                                             Class B shares     16,083,860    $      10.60
                                             Class C shares        707,238    $      10.60
                                             Class I shares      3,701,203    $      12.51
                                             Class R4 shares     1,942,307    $      12.36
------------------------------------------------------------------------------------------
*Including securities on loan, at value
   (Note 5)                                                                   $ 17,627,500
------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                   RIVERSOURCE MID CAP GROWTH FUND -- 2007 SEMIANNUAL REPORT  19

STATEMENT OF OPERATIONS
SIX MONTHS ENDED MAY 31, 2007 (UNAUDITED)

INVESTMENT INCOME
Income:
Dividends                                                       $  5,881,042
Interest                                                              77,438
Income distributions from affiliated money market fund (Note
   6)                                                                451,561
Fee income from securities lending (Note 5)                          273,426
----------------------------------------------------------------------------
Total income                                                       6,683,467
----------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                 3,203,733
Distribution fee
   Class A                                                         1,211,562
   Class B                                                           911,285
   Class C                                                            40,143
Transfer agency fee
   Class A                                                           928,144
   Class B                                                           188,977
   Class C                                                             8,095
   Class R4                                                            7,088
Service fee -- Class R4                                                  872
Administrative services fees and expenses                            335,959
Plan administration services fee -- Class R4                          28,708
Compensation of board members                                         10,577
Custodian fees                                                        46,655
Printing and postage                                                  68,073
Registration fees                                                     37,662
Professional fees                                                     19,729
Other                                                                  2,705
----------------------------------------------------------------------------
Total expenses                                                     7,049,967
   Expenses waived/reimbursed by the Investment Manager and
      its affiliates (Note 2)                                         (1,458)
----------------------------------------------------------------------------
                                                                   7,048,509
   Earnings and bank fee credits on cash balances (Note 2)          (101,650)
----------------------------------------------------------------------------
Total net expenses                                                 6,946,859
----------------------------------------------------------------------------
Investment income (loss) -- net                                     (263,392)
----------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on security transactions (Note 3)       157,077,430
Net change in unrealized appreciation (depreciation) on
   investments and on translation of assets and liabilities
   in foreign currencies                                         (18,958,123)
----------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies            138,119,307
----------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                   $137,855,915
============================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 20 RIVERSOURCE MID CAP GROWTH FUND -- 2007 SEMIANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

                                                        MAY 31, 2007      NOV. 30, 2006
                                                      SIX MONTHS ENDED      YEAR ENDED
                                                        (UNAUDITED)
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                        $     (263,392)    $   (3,543,892)
Net realized gain (loss) on investments                   157,077,430        331,650,787
Net change in unrealized appreciation (depreciation)
   on investments and on translation of assets and
   liabilities in foreign currencies                      (18,958,123)      (367,859,151)
----------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                             137,855,915        (39,752,256)
----------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net realized gain
      Class A                                            (263,909,357)          (958,905)
      Class B                                             (55,262,198)          (250,115)
      Class C                                              (2,430,878)            (9,498)
      Class I                                                  (1,385)           (30,856)
      Class R4                                             (7,140,970)          (140,473)
----------------------------------------------------------------------------------------
Total distributions                                      (328,744,788)        (1,389,847)
----------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
   Class A shares (Note 2)                                 15,743,939        103,724,471
   Class B shares                                           4,379,674         21,997,713
   Class C shares                                             295,319          1,377,453
   Class I shares                                          44,168,294         13,314,355
   Class R4 shares                                          1,797,299         27,899,819
Reinvestment of distributions at net asset value
   Class A shares                                         250,491,866            917,399
   Class B shares                                          54,335,231            246,325
   Class C shares                                           2,382,394              9,295
   Class I shares                                                  --             30,852
   Class R4 shares                                          7,140,971            140,473
Payments for redemptions
   Class A shares                                        (278,281,468)      (371,222,935)
   Class B shares (Note 2)                                (60,132,107)      (134,303,778)
   Class C shares (Note 2)                                 (2,612,587)        (4,542,391)
   Class I shares                                            (104,011)       (53,127,868)
   Class R4 shares                                         (9,416,851)      (191,068,573)
----------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                            30,187,963       (584,607,390)
----------------------------------------------------------------------------------------
Total increase (decrease) in net assets                  (160,700,910)      (625,749,493)
Net assets at beginning of period                       1,337,613,112      1,963,362,605
----------------------------------------------------------------------------------------
Net assets at end of period                            $1,176,912,202     $1,337,613,112
========================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                   RIVERSOURCE MID CAP GROWTH FUND -- 2007 SEMIANNUAL REPORT  21

NOTES TO FINANCIAL STATEMENTS

(Unaudited as to May 31, 2007)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Equity Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Equity Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in common stocks of mid-capitalization companies.

The Fund offers Class A, Class B, Class C, Class I and Class R4 shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I and Class R4 shares have no sales charge and are offered only to qualifying institutional investors.

Effective Dec. 11, 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement.

At May 31, 2007, Ameriprise Financial, Inc. (Ameriprise Financial) and the affiliated funds-of-funds owned 100% of Class I shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities, and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------

 22 RIVERSOURCE MID CAP GROWTH FUND -- 2007 SEMIANNUAL REPORT

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board of Directors of the funds generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign equities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial will fair value foreign equity securities pursuant to procedures adopted by the Board of Directors of the funds, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

--------------------------------------------------------------------------------

                   RIVERSOURCE MID CAP GROWTH FUND -- 2007 SEMIANNUAL REPORT  23

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

--------------------------------------------------------------------------------

 24 RIVERSOURCE MID CAP GROWTH FUND -- 2007 SEMIANNUAL REPORT

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

RECENT ACCOUNTING PRONOUNCEMENTS

On Sept. 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after Nov. 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Fund's financial statements is being evaluated.

--------------------------------------------------------------------------------

                   RIVERSOURCE MID CAP GROWTH FUND -- 2007 SEMIANNUAL REPORT  25

In June 2006, the FASB issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Tax positions of the Fund are being evaluated to determine the impact, if any, to the Fund. The adoption of FIN 48 is not anticipated to have a material impact on the Fund.

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.70% to 0.475% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Mid-Cap Growth Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $951,557 for the six months ended May 31, 2007.

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% annually as the Fund's assets increase.

--------------------------------------------------------------------------------

 26 RIVERSOURCE MID CAP GROWTH FUND -- 2007 SEMIANNUAL REPORT

Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the six months ended May 31, 2007, there were no expenses incurred for these particular items.

Compensation of Board members includes, for the former Board Chair, compensation as well as retirement benefits. Certain other aspects of the former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Professional fees include fees paid by the Fund for legal services and independent auditor services.

Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

-  Class A $19.50

-  Class B $20.50

-  Class C $20.00

Effective Dec. 11, 2006, as part of the Board's approval to rename Class Y as Class R4, the fee structure under the Transfer Agency Agreement was revised from an account-based fee for Class Y to an asset-based fee for Class R4. The Fund pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R4 shares. Prior to Dec. 11, 2006, the Fund paid the Transfer Agent an annual account-based fee of $17.50 per shareholder account.

Prior to Dec. 11, 2006, Class I paid a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations. Effective Dec. 11, 2006, this fee was eliminated.

The Transfer Agent charges an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

--------------------------------------------------------------------------------

                   RIVERSOURCE MID CAP GROWTH FUND -- 2007 SEMIANNUAL REPORT  27

The Fund has agreements with Ameriprise Financial Services, Inc. and RiverSource Distributors, Inc. (collectively, the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares.

Beginning Dec. 11, 2006, a new Plan Administration Services Agreement was adopted for the restructured Class R4. The fee is calculated at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares.

Prior to Dec. 11, 2006, under a Shareholder Service Agreement, the Fund paid the Distributor a fee for service provided to shareholders by the Distributor and other servicing agents with respect to Class Y shares. The fee was calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares. Effective Dec. 11, 2006, this agreement was terminated.

Sales charges received by the Distributor for distributing Fund shares were $273,162 for Class A, $93,163 for Class B and $285 for Class C for the six months ended May 31, 2007.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

For the six months ended May 31, 2007, the Investment Manager and its affiliates waived certain fees and expenses (excluding fees and expenses of acquired funds), such that net expenses were 0.91% for Class R4. Of these waived fees and expenses, the transfer agency fees waived for Class R4 were $1,458. Effective Dec. 11, 2006, with the renaming of Class Y as Class R4, the Investment Manager and its affiliates have agreed to waive certain fees and expenses until Nov. 30, 2007, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.07% of the Fund's average daily net assets for Class R4.

During the six months ended May 31, 2007, the Fund's custodian and transfer agency fees were reduced by $101,650 as a result of earnings and bank fee credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

--------------------------------------------------------------------------------

 28 RIVERSOURCE MID CAP GROWTH FUND -- 2007 SEMIANNUAL REPORT

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $393,807,836 and $687,239,685, respectively, for the six months ended May 31, 2007. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                        SIX MONTHS ENDED MAY 31, 2007
                         CLASS A       CLASS B     CLASS C     CLASS I      CLASS R4*
--------------------------------------------------------------------------------------
Sold                     1,368,698       431,490     29,368    3,709,374       154,526
Issued for reinvested
 distributions          23,129,441     5,713,484    250,515           --       646,827
Redeemed               (23,717,283)   (5,870,186)  (257,547)      (8,550)     (825,489)
--------------------------------------------------------------------------------------
Net increase
 (decrease)                780,856       274,788     22,336    3,700,824       (24,136)
--------------------------------------------------------------------------------------

                                          YEAR ENDED NOV. 30, 2006
                         CLASS A       CLASS B     CLASS C     CLASS I      CLASS R4*
--------------------------------------------------------------------------------------
Sold                     7,406,403     1,673,098    105,072      906,496     1,914,933
Issued for reinvested
 distributions              63,182        18,521        699        2,087         9,556
Redeemed               (26,575,471)  (10,641,314)  (356,557)  (3,839,790)  (13,779,390)
--------------------------------------------------------------------------------------
Net increase
 (decrease)            (19,105,886)   (8,949,695)  (250,786)  (2,931,207)  (11,854,901)
--------------------------------------------------------------------------------------

* Effective Dec. 11, 2006, Class Y was renamed Class R4.

--------------------------------------------------------------------------------

                   RIVERSOURCE MID CAP GROWTH FUND -- 2007 SEMIANNUAL REPORT  29

5. LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The Fund receives collateral in the form of cash and U.S. governments securities, equal to at least 100% of the value of securities loaned, which is marked to the market value of the loaned securities daily until the securities are returned, e.g., if the value of the securities on loan increases, additional cash collateral is provided by the borrower. The Investment Manager serves as securities lending agent for the Fund under the investment management services agreement pursuant to which the Fund has agreed to reimburse the Investment Manager for expenses incurred by it in connection with the lending program, and pursuant to guidelines adopted by and under the oversight of the Board. At May 31, 2007, securities valued at $17,627,500 were on loan to brokers. For collateral, the Fund received $18,765,000 in cash. Cash collateral received is invested in an affiliated money market fund and short-term securities including U.S. government securities or other high-grade debt obligations, which are included in the "Investments in securities." Income from securities lending amounted to $273,426 for the six months ended May 31, 2007. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments.

7. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. The Fund had no borrowings under the facility outstanding during the six months ended May 31, 2007.

--------------------------------------------------------------------------------

 30 RIVERSOURCE MID CAP GROWTH FUND -- 2007 SEMIANNUAL REPORT

8. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs may file a notice of appeal with the Eighth Circuit Court of Appeals within 30 days from the date of judgment.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce
(MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

--------------------------------------------------------------------------------

                   RIVERSOURCE MID CAP GROWTH FUND -- 2007 SEMIANNUAL REPORT  31

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

--------------------------------------------------------------------------------

 32 RIVERSOURCE MID CAP GROWTH FUND -- 2007 SEMIANNUAL REPORT

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

--------------------------------------------------------------------------------

                   RIVERSOURCE MID CAP GROWTH FUND -- 2007 SEMIANNUAL REPORT  33

9. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED NOV. 30,            2007(G)           2006           2005           2004           2003
Net asset value, beginning of period     $14.40         $14.49         $12.64         $11.83         $10.06
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .01           (.01)          (.08)          (.08)          (.08)
Net gains (losses) (both realized and
 unrealized)                               1.35           (.07)          1.93            .89           1.85
-----------------------------------------------------------------------------------------------------------
Total from investment operations           1.36           (.08)          1.85            .81           1.77
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains         (3.65)          (.01)            --             --             --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $12.11         $14.40         $14.49         $12.64         $11.83
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $929         $1,093         $1,376         $1,489         $1,478
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(b),(c)                        1.07%(d)       1.09%          1.09%          1.03%          1.18%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets               .08%(d)       (.07%)         (.57%)         (.62%)         (.83%)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          33%            45%            27%            26%            26%
-----------------------------------------------------------------------------------------------------------
Total return(e)                          12.45%(f)       (.55%)        14.64%          6.85%         17.59%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(d)  Adjusted to an annual basis.
(e)  Total return does not reflect payment of a sales charge.
(f)  Not annualized.
(g)  Six months ended May 31, 2007 (Unaudited).

--------------------------------------------------------------------------------

 34 RIVERSOURCE MID CAP GROWTH FUND -- 2007 SEMIANNUAL REPORT

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED NOV. 30,           2007(G)            2006           2005           2004           2003
Net asset value, beginning of period     $13.10         $13.28         $11.68         $11.02          $9.44
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               (.04)          (.12)          (.19)          (.17)          (.14)
Net gains (losses) (both realized and
 unrealized)                               1.19           (.05)          1.79            .83           1.72
-----------------------------------------------------------------------------------------------------------
Total from investment operations           1.15           (.17)          1.60            .66           1.58
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains         (3.65)          (.01)            --             --             --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $10.60         $13.10         $13.28         $11.68         $11.02
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $171           $207           $329           $408           $440
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(b),(c)                        1.83%(d)       1.87%          1.86%          1.80%          1.96%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              (.70%)(d)      (.89%)        (1.35%)        (1.40%)        (1.61%)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          33%            45%            27%            26%            26%
-----------------------------------------------------------------------------------------------------------
Total return(e)                          11.98%(f)      (1.28%)        13.70%          5.99%         16.74%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(d)  Adjusted to an annual basis.
(e)  Total return does not reflect payment of a sales charge.
(f)  Not annualized.
(g)  Six months ended May 31, 2007 (Unaudited).

--------------------------------------------------------------------------------

                   RIVERSOURCE MID CAP GROWTH FUND -- 2007 SEMIANNUAL REPORT  35

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED NOV. 30,           2007(G)            2006           2005           2004           2003
Net asset value, beginning of period     $13.10         $13.28         $11.68         $11.02          $9.44
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               (.03)          (.12)          (.18)          (.16)          (.14)
Net gains (losses) (both realized and
 unrealized)                               1.18           (.05)          1.78            .82           1.72
-----------------------------------------------------------------------------------------------------------
Total from investment operations           1.15           (.17)          1.60            .66           1.58
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains         (3.65)          (.01)            --             --             --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $10.60         $13.10         $13.28         $11.68         $11.02
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                   $7             $9            $12            $15            $14
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(b),(c)                        1.83%(d)       1.87%          1.87%          1.81%          1.97%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              (.46%)(d)      (.87%)        (1.35%)        (1.40%)        (1.61%)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          33%            45%            27%            26%            26%
-----------------------------------------------------------------------------------------------------------
Total return(e)                          11.98%(f)      (1.28%)        13.70%          5.99%         16.74%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(d)  Adjusted to an annual basis.
(e)  Total return does not reflect payment of a sales charge.
(f)  Not annualized.
(g)  Six months ended May 31, 2007 (Unaudited).

--------------------------------------------------------------------------------

 36 RIVERSOURCE MID CAP GROWTH FUND -- 2007 SEMIANNUAL REPORT

CLASS I

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED NOV 30,            2007(H)            2006           2005        2004(B)
Net asset value, beginning of period     $14.73         $14.75         $12.81         $12.52
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .01            .01           (.01)          (.05)
Net gains (losses) (both realized and
 unrealized)                               1.42           (.02)          1.95            .34
-----------------------------------------------------------------------------------------------------------
Total from investment operations           1.43           (.01)          1.94            .29
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains         (3.65)          (.01)            --             --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $12.51         $14.73         $14.75         $12.81
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $46            $--            $43            $12
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                         .70%(e)        .66%           .63%           .60%(e)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets               .15%(e)        .10%          (.09%)         (.13%)(e)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          33%            45%            27%            26%
-----------------------------------------------------------------------------------------------------------
Total return(f)                          12.72%(g)       (.07%)        15.14%          2.32%(g)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from March 4, 2004 (inception date) to Nov. 30, 2004.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Adjusted to an annual basis.
(f)  Total return does not reflect payment of a sales charge.
(g)  Not annualized.
(h)  Six months ended May 31, 2007 (Unaudited).

--------------------------------------------------------------------------------

                   RIVERSOURCE MID CAP GROWTH FUND -- 2007 SEMIANNUAL REPORT  37

CLASS R4*

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED NOV. 30,           2007(H)            2006           2005           2004           2003
Net asset value, beginning of period     $14.61         $14.67         $12.78         $11.94         $10.13
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .01             --           (.06)          (.06)          (.06)
Net gains (losses) (both realized and
 unrealized)                               1.39           (.05)          1.95            .90           1.87
-----------------------------------------------------------------------------------------------------------
Total from investment operations           1.40           (.05)          1.89            .84           1.81
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains         (3.65)          (.01)            --             --             --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $12.36         $14.61         $14.67         $12.78         $11.94
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $24            $29           $203           $233           $200
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(b),(c)                         .91%(d),(e)      .91%         .92%           .87%          1.00%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets               .18%(e)       (.07%)         (.40%)         (.46%)         (.66%)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          33%            45%            27%            26%            26%
-----------------------------------------------------------------------------------------------------------
Total return(f)                          12.58%(g)       (.34%)        14.79%          7.04%         17.87%
-----------------------------------------------------------------------------------------------------------

 *   Effective Dec. 11, 2006, Class Y was renamed Class R4.
(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class R4 would have been 0.92% for the six months ended May 31, 2007.
(e)  Adjusted to an annual basis.
(f)  Total return does not reflect payment of a sales charge.
(g)  Not annualized.
(h)  Six months ended May 31, 2007 (Unaudited).

--------------------------------------------------------------------------------

 38 RIVERSOURCE MID CAP GROWTH FUND -- 2007 SEMIANNUAL REPORT

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

RiverSource Investments, LLC ("RiverSource"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement") RiverSource provides investment advice and other services to the Fund and all RiverSource funds (collectively, the "Funds"). The Fund's Board of Directors (the "Board") and the Board's Investment Review and Contracts Committees monitor these services throughout the year.

On an annual basis, the Board, including the independent Board members (the "Independent Directors"), considers renewal of the IMS Agreement. RiverSource prepares detailed reports for the Board and its Contracts Committee in March and April, including reports based on data provided by independent organizations to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) reviews information prepared by RiverSource addressing the services RiverSource provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the IMS Agreement. At the April 11-12, 2007 in-person Board meeting, independent legal counsel to the Independent Directors reviewed with the Independent Directors various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by RiverSource: The Board analyzed various reports and presentations it had received detailing the services performed by RiverSource, as well as its expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by RiverSource, including, in particular, the growing strength and capabilities of many RiverSource offices and the increased investment and resources dedicated to the Fund's operations, particularly in the areas of trading systems, legal and compliance. Further, in connection with the Board's evaluation of the overall package of services provided by RiverSource, the Board considered the quality of the administrative, custody and transfer agency services provided by RiverSource affiliates to the Fund. The Board also reviewed the financial condition of RiverSource and the entity's ability to carry out its responsibilities under the IMS Agreement. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by RiverSource). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

--------------------------------------------------------------------------------

                   RIVERSOURCE MID CAP GROWTH FUND -- 2007 SEMIANNUAL REPORT  39

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board determined that RiverSource was in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered: (i) detailed reports containing data prepared by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund; and (ii) a report detailing the Fund's performance over various periods (including since inception), recent Fund inflows (and outflows) and a comparison of the Fund's net assets from December 2006 to December 2005. The Board observed that the Fund's investment performance reflected the interrelationship of particular market conditions with the specific management style employed by the portfolio management team. Further, the Board noted that RiverSource replaced the portfolio manager for the Fund in October 2006.

Comparative Fees, Costs of Services Provided and the Profits Realized By RiverSource and its Affiliates from their Relationships with the Fund: The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (prepared by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its peer group, as well as data showing the Fund's contribution to RiverSource's profitability. The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Funds' family, while assuring that the overall fees for each fund are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund, with few exceptions, is at or below the median expense ratio of funds in the same comparison group). The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) was below the peer group's median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

--------------------------------------------------------------------------------

 40 RIVERSOURCE MID CAP GROWTH FUND -- 2007 SEMIANNUAL REPORT

The Board also considered the expected profitability of RiverSource and its affiliates in connection with RiverSource providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to RiverSource and Ameriprise Financial from managing and operating the Fund, including data showing comparative profitability over the last three years. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the Funds on portfolio transactions. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by RiverSource as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 12, 2007, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement.

PROXY VOTING

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------

                   RIVERSOURCE MID CAP GROWTH FUND -- 2007 SEMIANNUAL REPORT  41

                       THIS PAGE LEFT BLANK INTENTIONALLY

                       THIS PAGE LEFT BLANK INTENTIONALLY

     RIVERSOURCE(R) MID CAP GROWTH FUND

     734 Ameriprise Financial Center

     Minneapolis, MN 55474

     RIVERSOURCE.COM/FUNDS

                                    This report must be accompanied or preceded by the Fund's
                                    current prospectus.
                                    RiverSource(R) mutual funds are distributed by RiverSource
                                    Distributors, Inc.
                                    and Ameriprise Financial Services, Inc., Members NASD, and
                                    managed by
       (RIVERSOURCE INVESTMENTS     RiverSource Investments, LLC. These companies are part of
       LOGO)                        Ameriprise Financial, Inc.                                                      S-6435 Y (7/07)

Item 2. Code of Ethics. Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert. Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services. Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of matters to a vote of security holders. Not applicable.

Item 11. Controls and Procedures.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable for semi-annual reports.

(a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

(a)(3) Not applicable.

(b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                            RiverSource Equity Series, Inc.


By /s/ Patrick T. Bannigan
   ----------------------------------
   Patrick T. Bannigan
   President and
   Principal Executive Officer

Date August 3, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By /s/ Patrick T. Bannigan
   ----------------------------------
   Patrick T. Bannigan
   President and
   Principal Executive Officer

Date August 3, 2007


By /s/ Jeffrey P. Fox
   ------------------
   Jeffrey P. Fox
   Treasurer and
   Principal Financial Officer

Date August 3, 2007